LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2000

Seeks long term capital growth

KEMPER GLOBAL
BLUE CHIP FUND

      "... The Internet enables both businesses and consumers to leap geographic boundaries and physical barriers,
                                and creates new markets for consumer-to-business
                                         and business-to-business commerce. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS
19
NOTES TO FINANCIAL STATEMENTS
AT A GLANCE

TERMS TO KNOW

 KEMPER GLOBAL BLUE CHIP FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER GLOBAL BLUE CHIP     KEMPER GLOBAL BLUE CHIP       LIPPER GLOBAL FUNDS
KEMPER GLOBAL BLUE CHIP FUND CLASS A                  FUND CLASS B                FUND CLASS C              CATEGORY AVERAGE*
------------------------------------             -----------------------     -----------------------       -------------------
12.81                                                     12.35                       12.33                       16.44

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
* LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/00   10/31/99
 .........................................................
    KEMPER GLOBAL BLUE CHIP FUND
    CLASS A                         $13.36     $11.88
 .........................................................
    KEMPER GLOBAL BLUE CHIP FUND
    CLASS B                         $13.07     $11.67
 .........................................................
    KEMPER GLOBAL BLUE CHIP FUND
    CLASS C                         $13.09     $11.69
 .........................................................

 KEMPER GLOBAL BLUE CHIP FUND
 LIPPER RANKINGS AS OF 4/30/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GLOBAL FUNDS CATEGORY

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #150 of 260 funds     #156 of 260 funds     #157 of 260 funds
 ....................................................................................

YOUR FUND'S STYLE

 MORNINGSTAR INTERNATIONAL EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Morningstars International Equity Style Box(TM)
BOX] placement is based on a fund's price-to-earnings and price-to-cash flow ratios relative to the MSCI EAFE, as well as the size of the companies in which it invests, or median market capitalization. The style box represents a snapshot of a fund's portfolio on a single day, but it's not exact because a portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on actual investment style as measured by the fund's underlying holdings over the past three years.

EMPOWERED CONSUMER COMPANY A company possessing technologies that empower consumers to obtain more competitive pricing for products and services. MACROECONOMICS The analysis of a nation's economy as a whole, using such aggregate data as price levels, unemployment, inflation and industrial production.
MICROECONOMICS The analysis of the operations of the components of a nation's economy, such as individual businesses, households and consumers.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually by sector, industry or country -- within a portfolio relative to a benchmark index (e.g., the MSCI World index) or an investment universe.

ULTIMATE SUBCONTRACTOR COMPANY Any of the more "traditional" companies, both cyclical and noncyclical, committed to consolidation and capital discipline.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER,

As we enter summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.
  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation, and raised interest rates by half a percentage point (0.50%) accordingly on May 16. The Fed's move puts the benchmark federal funds rate at 6.5 percent, its highest level since February 1991, and the more symbolic discount rate at 6.0 percent.
  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show few signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats. Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.
  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.
  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.
  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.
  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich and can afford it. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. And new economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.
  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.
  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.
  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.
  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.
  Happily, financial markets got some better news along that front in late May and early June. A range of economic data, from retail sales to mortgage applications to the all-important employment report, began to point to somewhat softer economic growth. If the Fed believes that the economy is finally slowing in response to its tightening, the end of the rate hikes could be in sight. Markets certainly were willing to believe, and they staged a strong relief rally in late May and early June. While we don't expect a quick end to market volatility, a slowdown in growth would be most welcome, and would make the outlook for both stocks and bonds better for the remainder of the year.

Sincerely,

Scudder Kemper Investments Economics Group
THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE
                             DESPITE A TUMULTUOUS INVESTMENT ENVIRONMENT, ONE MARKED BY RISING INTEREST RATES AND EXTREME VOLATILITY IN MARKETS THROUGHOUT THE WORLD, KEMPER GLOBAL BLUE CHIP FUND MADE STRIDES, OUTPACING THE BENCHMARK INDEX. LEAD PORTFOLIO MANAGER DIEGO ESPINOSA, TELLS HOW AND WHY HE BELIEVES THE FALL OF THE HIGH-FLYING TECHNOLOGY MARKET WILL GIVE RISE TO NEW OPPORTUNITIES.

Q     WILL YOU PROVIDE A GENERAL OVERVIEW OF FUND PERFORMANCE FOR THE SEMIANNUAL
PERIOD AND THE REASONS BEHIND IT?

A     Fund performance was strongly positive, despite considerable challenges.
Throughout the six-month period, world markets struggled with weakness of the euro and the yen, fluctuating liquidity, rising global interest rates and dramatic movement in the technology sector. Nevertheless, the fund gained 12.81 percent (Class A shares, unadjusted for any sales charges) for the six months ended April 30, 2000.

  The fund outperformed its benchmark, the MSCI World index, which rose 7.64 percent for the period. The MSCI World index is an international index that includes stocks traded in Europe, Australia and the Far East, plus the United States, Canada and South Africa, weighted by capitalization. Our enthusiasm is tempered somewhat by the fund's relative performance as compared with its peers. While the fund performed well against some of its most capable and aggressive competitors, overall it trailed the Lipper global funds category's average annual return of 16.44 percent.

  Over time, our goal is to outperform both the fund's benchmark and its peer-group averages. Therefore, we remain committed to our long-term investment strategy and believe wholeheartedly that our investment discipline will provide superior returns.

  Throughout the period, our strategy was to remain sector-neutral. We made no significant industry bets, which both helped and hindered fund performance. The market was driven almost entirely by strong moves in TMT (technology, media and telecommunications) stocks, while nearly all other sectors showed absolute declines: most markedly, banks, retailers and food producers. However, mindful of the very high prices of TMT stocks, our strategy was to limit our exposure to this area, while diversifying the portfolio into noncorrelated raw materials and energy -- what's known as a barbell configuration. This cost us slightly in terms of performance, but with the benefit of overall reduced volatility.

Q     WILL YOU PROVIDE A GENERAL OVERVIEW OF MANAGEMENT ACTIVITY THROUGHOUT THE
PERIOD?

A     During the first half of the semiannual period, the technology-driven market continued to climb to new heights, fueled by "dot-com" mania, strong economic fundamentals and plentiful liquidity. Contributions from the fund's "empowered consumer" holdings -- largely tech and tech-related companies that seek new markets from the ever increasing number of tech-savvy households -- kicked the fund off to a strong start. The Internet enables both businesses and consumers to leap geographic boundaries and physical barriers, and creates new

[ESPINOSA PHOTO]

DIEGO ESPINOSA HAS SIX YEARS OF INVESTMENT EXPERIENCE AND IS PART OF A FUND MANAGEMENT TEAM WITH MORE THAN 55 YEARS OF COMBINED EXPERIENCE. ESPINOSA RECEIVED A B.S. DEGREE IN CIVIL ENGINEERING FROM TUFTS UNIVERSITY IN 1983 AND A MASTERS DEGREE IN INTERNATIONAL RELATIONS FROM JOHNS HOPKINS SCHOOL OF ADVANCED INTERNATIONAL STUDIES IN 1987. IN 1991, HE RECEIVED AN M.B.A. IN FINANCE FROM WHARTON BUSINESS SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

markets for consumer-to-business and business-to-business commerce. The relatively small European technology universe was spurred by investor enthusiasm to produce some spectacular individual stock returns. In addition, the fund's significantly overweighted position in Japan, relative to the benchmark, helped propel performance early in the period.

  Then, of course, all the major world market indices fell sharply in January as U.S. interest rates and volatility continued to rise. Skeptical of what we believed was over-ebullience in the U.S. stock market, and fearing increasing volatility in the technology sector, we moved to broaden the fund's exposure to less volatile holdings, such as the so-called old-economy stocks within our "ultimate subcontractor" theme. We trimmed some large positions in technology names that had served the portfolio well.

  Despite our best efforts to buffer the fund, there was absolutely no shelter. Volatility got the best of us in March and April, when the Nasdaq market collapsed in the United States, sending tech markets throughout the world into a downward spiral.

Q     WERE THERE ECONOMIC TRENDS OR POLITICAL EVENTS THAT PRESENTED PARTICULAR
CHALLENGES OR BENEFITS TO FUND PERFORMANCE?

A     The big story, of course, is rising interest rates and volatility in the
United States (the fund's largest geographic stake), and the turnaround in markets there. Clearly, the inflated valuations of Internet and other tech stocks that had characterized the first half of the period were a product of investor perception rather than a measure of the companies' internal success. We believe that it will take some time for investor confidence to return to the technology markets, and we think that it's unlikely that many of these companies will reach those heights again. There's no doubt that the situation in the United States affected markets throughout the world.

  Japan, the fund's second largest geographic stake, kept pace with the United States and other major world markets in the waning months of 1999. Yet, persistent worry about Japan's progress on economic reform led to low levels of investor confidence. This, together with the country's sluggish response to fiscal stimuli, made it the weakest major-market contributor for the period overall. With that said, however, holdings in Japan still were a major contributor to fund performance. We attribute the gains to astute stock selection within the technology sector and so-called old-economy companies that are finally beginning to realize the benefits of restructuring. While the process has been painful, we believe that in the long run, corporate restructuring will help edify Japan's economy, which is already beginning to show signs of improvement. We are confident that people will return to the Japanese stock market in time. Our confidence in Japanese microeconomic reform outweighs any macroeconomic concerns, which has led us to establish a heavily overweighted position in Japan, as compared with the benchmark.

  The tussle between old-economy and new-economy stocks was most pronounced in Europe, where valuations of small- and mid-capitalization stocks bounced sky high by the end of 1999. The investment environment in Europe, which had been overwhelmingly positive in the first half of the period, turned decisively negative in the second half, when interest rates rose and technology markets fell even further and faster than their larger U.S. counterparts. The slow pace of both the labor market and fiscal reform is a brake on market performance.

Q     WHAT ARE YOUR EXPECTATIONS FOR INTEREST RATES AND MARKET VOLATILITY? HOW
WILL THEY AFFECT FUND MANAGEMENT WITH RESPECT TO THE PORTFOLIO'S COMPOSITION?

A     We fully expect to see interest-rate hikes and continuing volatility in the United States and Europe. It's more than likely that the technology markets, in particular, will be turbulent in response. As mentioned previously, we are selectively trimming highly priced or unduly risky "empowered consumer" technology stocks and seeking to balance the portfolio with holdings from the noncorrelated "ultimate subcontractor" theme. By that, we mean stocks that are driven by different economic and political forces and that are, therefore, unlikely to be dramatically affected by movement in the technology sector. We are continuing to look for opportunities in energy, health care and other more "traditional" sectors. We are looking specifically for companies with pricing power or those that are likely to benefit from corporate restructuring activity.

Q     REGARDING THE PERFORMANCE OF THE FUND'S TOP HOLDINGS, WERE THERE NOTABLE
SUCCESSES OR DISAPPOINTMENTS?

A     Among the fund's biggest winners was an "ultimate subcontractor" holding,
Anadarko Petroleum, the U.S. oil and gas

PERFORMANCE UPDATE

company. Throughout the period, we added to our position in the stock as a defensive measure against the risks posed by volatility in the tech sector. The move proved successful. Robust gains in March and April, spurred by rising oil and gas prices, and by improved production volumes, helped offset losses during those critical months.

  Another strong play, this time within the "empowered consumer" theme, was Sonera Oyj, a Finnish provider of telecommunications services. A relatively new acquisition, the stock registered spectacular gains, spurred by the release of outstanding third-quarter 1999 earnings and rumors about a potential buyout. The stock soared on continually strong expectations for the growth of cellular services. Fearing that valuations had become too lofty and that risks to TMT stocks were too great, we began to take profits, selling off small amounts of stock throughout the remainder of the period.

  While some of the fund's top holdings stumbled, there were no major disappointments. Canadian National Railways, the fund's second largest holding, suffered a setback in December as details of a proposed merger with Burlington Northern Santa Fe gave some investors pause. Also, Rio Tinto Zinc, a British mining company, was down significantly in January and February as rising interest rates and worker strikes continued to negatively influence the industry.

Q     WHAT IS YOUR NEAR-TERM OUTLOOK FOR THE GLOBAL MARKETS? IN WHICH COUNTRIES
AND INDUSTRY SECTORS DO YOU EXPECT TO FIND OPPORTUNITIES?

A     In the markets of the recent past, the gains of a small number of large-cap TMT stocks lifted the entire index, as advances generally outnumbered declines. By the end of the period, this fragile balance shifted, and we saw downside momentum that was as fast and furious as the upside momentum had been. None of it had much to do with the strength of the companies themselves. It seems that investors may be starting to refocus on company fundamentals. In the near future, we believe there will be even more clear winners and losers as investors become more selective, and as we see markets retreat to more reasonable valuation levels.

  Even though the tech stock valuations are likely to normalize somewhat, we believe there are still plenty of growth opportunities in the sector. The robust returns of the last five years, however, seem more and more unlikely. We will turn a greater portion of the portfolio instead to more dependable, less glamorous sectors such as energy, where consolidation activity should benefit oil and gas and mining companies. And we'll seek special situations -- companies going through restructurings or those with new management or manufacturing processes. Ultimately, we are focusing on companies that we believe can get through the turmoil and compete successfully.

  There is enormous opportunity for new winners to emerge from today's tumultuous markets. This is a time for us to identify them and to establish our positions.

LARGEST HOLDINGS

KEMPER GLOBAL BLUE CHIP FUND'S 15 LARGEST HOLDINGS* as of April 30, 2000

             HOLDINGS                                     COUNTRY            PERCENT
------------------------------------------------------------------------------------
1.           ANADARKO PETROLEUM                   United States                2.4%
------------------------------------------------------------------------------------
2.           CANADIAN NATIONAL RAILWAY            Canada                       2.4%
------------------------------------------------------------------------------------
3.           APPLE COMPUTER                       United States                2.1%
------------------------------------------------------------------------------------
4.           BURLINGTON RESOURCES                 United States                2.0%
------------------------------------------------------------------------------------
5.           RIO TINTO                            United States                1.9%
------------------------------------------------------------------------------------
6.           BRITISH TELECOM                      United Kingdom               1.9%
------------------------------------------------------------------------------------
7.           SHELL TRANSPORT & TRADING            United Kingdom               1.8%
------------------------------------------------------------------------------------
8.           SONERA OYJ                           Finland                      1.7%
------------------------------------------------------------------------------------
9.           PROGRESSIVE                          United States                1.7%
------------------------------------------------------------------------------------
10.          INTERNATIONAL BUSINESS MACHINES      United States                1.7%
------------------------------------------------------------------------------------
11.          VIACOM                               United States                1.7%
------------------------------------------------------------------------------------
12.          YAMANOUCHI PHARMACEUTICAL            Japan                        1.6%
------------------------------------------------------------------------------------
13.          SCOTTISH POWER                       United Kingdom               1.6%
------------------------------------------------------------------------------------
14.          SUN MICROSYSTEMS                     United States                1.6%
------------------------------------------------------------------------------------
15.          MOTOROLA                             United States                1.6%
------------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL BLUE CHIP FUND
Portfolio of Investments at April 30, 2000 (UNAUDITED)

                                                                                     PRINCIPAL AMOUNT
    U.S. GOVERNMENT AGENCY OBLIGATIONS--6.8%                                        OR NUMBER OF SHARES      VALUE

    UNITED STATES
                                              Federal Home Loan Bank Discount
                                                Corp., 5.880%**, 05/01/2000

                                              (Cost $2,174,000)                         $2,174,000        $ 2,174,000
                                              ---------------------------------------------------------------------------
    COMMON STOCKS--93.2%


    AUSTRALIA--1.6%

                                              Broken Hill Proprietary Co., Ltd.
                                                (PETROLEUM, MINERAL AND STEEL
                                                EXPLORATION PRODUCTION)                     24,700shs         265,857

                                              Woodside Petroleum Ltd.
                                                (MAJOR OIL AND GAS PRODUCER)                41,900            259,000
                                              ---------------------------------------------------------------------------
                                                                                                              524,857
-------------------------------------------------------------------------------------------------------------------------

    BRAZIL--1.6%

                                              Aracruz Cellulose S.A. (ADR)
                                                (PRODUCER OF EUCALYPTUS KRAFT
                                                PULP)                                       13,700            256,019

                                              Companhia Vale do Rio Doce (ADR)
                                                (DIVERSE MINING AND INDUSTRIAL
                                                COMPLEX)                                    10,700            266,831
                                              ---------------------------------------------------------------------------
                                                                                                              522,850
-------------------------------------------------------------------------------------------------------------------------

    CANADA--5.6%

                                              Alberta Energy Co., Ltd.
                                                (MAJOR OIL AND GAS PRODUCER)                15,100            477,480

                                              Barrick Gold Corp.
                                                (EXPLORER AND PRODUCER OF GOLD IN
                                                NORTH AND SOUTH AMERICA)                    18,100            304,306

                                              Canadian National Railway Co.
                                                (RAILROAD OPERATOR)                         27,000            753,543

                                              Molson Cos., Ltd. "A"
                                                (BREWERY)                                   15,900            261,852
                                              ---------------------------------------------------------------------------
                                                                                                            1,797,181
-------------------------------------------------------------------------------------------------------------------------

    FINLAND--1.7%

                                              Sonera Oyj
                                                (PROVIDER OF TELECOMMUNICATION
                                                SERVICES)                                    9,800            539,124
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    FRANCE--3.5%

                                              AXA S.A.
                                                (INSURANCE GROUP PROVIDING
                                                INSURANCE, FINANCE AND REAL ESTATE
                                                SERVICES)                                    2,734            405,471
                                                Aventis S.A.

                                                (MANUFACTURES LIFE SCIENCE
                                                PRODUCTS)                                    5,638            310,161


                                              Suez Lyonnaise des Eaux S.A.
                                                (WATER AND ELECTRIC UTILITY)                 2,541            398,567
                                              ---------------------------------------------------------------------------
                                                                                                            1,114,199
-------------------------------------------------------------------------------------------------------------------------

    GERMANY--5.4%

                                              BASF AG
                                                (INTERNATIONAL CHEMICAL PRODUCER)           10,995            475,393

                                              Commerzbank AG
                                                (PROVIDER OF BANKING SERVICES)               9,970            377,134

                                              HypoVereinsbank AG
                                                (BANK)                                       7,032            435,445

                                              Muenchener Rueckversicherungs-
                                                Gesellschaft AG (Registered)
                                                (INSURANCE COMPANY)                          1,492            435,493
                                              ---------------------------------------------------------------------------
                                                                                                            1,723,465

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS


                                                                                     NUMBER OF SHARES        VALUE

    JAPAN--16.5%

                                              Canon, Inc.
                                                (PRODUCER OF VISUAL IMAGE AND
                                                INFORMATION EQUIPMENT)                      10,000        $   456,393

                                              Daiwa Securities Group, Inc.
                                                (PROVIDER OF BROKERAGE AND OTHER
                                                FINANCIAL SERVICES)                         32,000            487,805

                                              Fujitsu Ltd.
                                                (MANUFACTURER OF COMPUTERS)                  8,000            226,164

                                              Kyorin Pharmaceutical Co., Ltd.
                                                (RETAILER OF PRESCRIPTION
                                                MEDICINES)                                   4,000            195,861

                                              Matsushita Electric Industrial Co.,
                                                Ltd.
                                                (MANUFACTURER OF CONSUMER
                                                ELECTRONIC PRODUCTS)                        18,000            475,610

                                              Mitsubishi Estate Co., Ltd.
                                                (REAL ESTATE COMPANY)                       27,000            303,077

                                              Mitsui Fudosan Co., Ltd.
                                                (REAL ESTATE COMPANY)                       16,000            162,306

                                              NTT Mobile Communications
                                                Network, Inc.
                                                (PROVIDER OF VARIOUS
                                                TELECOMMUNICATION SERVICES AND
                                                EQUIPMENT)                                      13            433,574

                                              Nissan Motor Co., Ltd.*
                                                (MANUFACTURER OF MOTOR VEHICLES)            67,000            303,926

                                              Sakura Bank, Ltd.
                                                (BANK)                                      44,000            308,130

                                              Sharp Corp.
                                                (MANUFACTURER OF CONSUMER AND
                                                INDUSTRIAL ELECTRONICS)                     15,000            288,941

                                              Sony Corp.- New*
                                                (MANUFACTURER OF CONSUMER
                                                ELECTRONIC PRODUCTS)                         1,400            161,678

                                              Sony Corp.
                                                (MANUFACTURER OF CONSUMER AND
                                                INDUSTRIAL ELECTRONIC EQUIPMENT)             1,400            160,514

                                              TDK Corp.
                                                (MANUFACTURER OF MAGNETIC TAPES
                                                AND FLOPPY DISCS)                            3,000            401,053

                                              Yamada Denki Co., Ltd.
                                                (SELLS AND REPAIRS CONSUMER
                                                ELECTRONIC EQUIPMENT)                        5,000            415,743

                                              Yamanouchi Pharmaceutical Co., Ltd.
                                                (PHARMACEUTICAL COMPANY)                    10,000            527,531
                                              ---------------------------------------------------------------------------
                                                                                                            5,308,306
-------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--2.3%

                                              ASM Lithography Holding N.V.*
                                                (DEVELOPER, MANUFACTURER AND
                                                MARKETER OF PHOTOLITHOGRAPHY
                                                PROJECTIONS SYSTEMS)                         7,140            279,173

                                              STMicroelectronics N.V.
                                                (MANUFACTURER OF SEMICONDUCTOR
                                                INTEGRATED CIRCUITS)                         2,446            466,849
                                              ---------------------------------------------------------------------------
                                                                                                              746,022
-------------------------------------------------------------------------------------------------------------------------

    SPAIN--1.1%

                                              Repsol S.A.
                                                (MANUFACTURER OF CRUDE OIL AND
                                                NATURAL GAS)                                17,461            357,239
                                              ---------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


                                                                                     NUMBER OF SHARES        VALUE

    SWITZERLAND--1.4%

                                              Nestle S.A. (Registered)
                                                (FOOD MANUFACTURER)                            246        $   433,933
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--14.3%

                                              British Telecom PLC
                                                (TELECOMMUNICATION SERVICES)                34,133            609,363

                                              Carlton Communications PLC
                                                (TELEVISION POST PRODUCTION
                                                PRODUCTS AND SERVICES)                      40,548            490,040

                                              EMAP PLC
                                                (PUBLISHER OF MAGAZINES)                    19,897            390,734

                                              EMI Group PLC
                                                (MUSIC RECORDING AND RETAILING
                                                COMPANY)                                    34,456            333,239

                                              National Grid Group PLC
                                                (OWNER AND OPERATOR OF ELECTRIC
                                                TRANSMISSION SYSTEMS)                        2,888             23,762

                                              National Power PLC
                                                (ELECTRICITY GENERATION COMPANY)            70,737            320,926

                                              Prudential Corp. PLC
                                                (PROVIDER OF A BROAD RANGE OF
                                                FINANCIAL SERVICES)                         24,351            372,354

                                              Rio Tinto PLC (Registered)
                                                (MINING COMPANY)                            40,047            621,690


                                              Scottish Power PLC
                                                (ELECTRIC UTILITY)                          65,375            520,817

                                              Shell Transport & Trading PLC
                                                (PETROLEUM COMPANY)                         69,341            566,482

                                              Telewest Communications PLC*
                                                (SUPPLIER OF CABLE TELEVISION)              52,523            320,439
                                              ---------------------------------------------------------------------------
                                                                                                            4,569,846
-------------------------------------------------------------------------------------------------------------------------

    UNITED STATES--38.2%

                                              AT&T Corp.
                                                (TELECOMMUNICATION SERVICES)                 9,955            464,773

                                              AT&T Corp.- Liberty Media
                                                Group "A"*
                                                (HOLDING COMPANY OF
                                                ENTERTAINMENT NETWORKS)                      7,600            379,525

                                              Allergan, Inc.
                                                (PROVIDER OF EYE CARE AND
                                                SPECIALTY PHARMACEUTICAL PRODUCTS)           6,400            376,800

                                              Anadarko Petroleum Corp.
                                                (EXPLORER AND PRODUCER OF CRUDE
                                                OIL AND NATURAL GAS)                        17,700            768,844

                                              Apple Computer, Inc.*
                                                (MANUFACTURER OF PERSONAL
                                                COMPUTERS)                                   5,300            657,531

                                              Azurix Corp.*
                                                (PROVIDER OF WASTEWATER
                                                RELATED SERVICES)                           23,300            163,100

                                              Burlington Resources, Inc.
                                                (EXPLORER AND PRODUCER OF CRUDE
                                                OIL AND NATURAL GAS)                        16,400            644,725

                                              Electronic Arts, Inc.*
                                                (DEVELOPER AND MARKETER OF
                                                ENTERTAINMENT SOFTWARE)                      2,500            151,250

                                              Electronic Data Systems Corp.
                                                (PROVIDER OF INFORMATION
                                                TECHNOLOGY SYSTEMS)                          6,600            453,750

                                              Enron Corp.
                                                (PRODUCER OF NATURAL GAS AND
                                                ELECTRICITY)                                 4,700            327,531

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS


                                                                                     NUMBER OF SHARES        VALUE

                                              FPL Group, Inc.
                                                (ELECTRIC ENERGY GENERATION,
                                                TRANSMISSION AND DISTRIBUTION)               9,800        $   442,838


                                              Homestake Mining Co.
                                                (INTERNATIONAL GOLD PRODUCER)               26,000            156,000

                                              International Business Machines
                                                Corp.
                                                (MANUFACTURER OF COMPUTERS AND
                                                SERVICER OF INFORMATION PROCESSING
                                                UNITS)                                       4,800            535,800

                                              Intuit, Inc.*
                                                (LEADING PROVIDER OF FINANCIAL
                                                SOFTWARE FOR HOUSEHOLDS AND SMALL
                                                BUSINESSES)                                  8,400            301,875

                                              Lockheed Martin Corp.
                                                (MANUFACTURER OF AIRCRAFT,
                                                MISSILES AND SPACE EQUIPMENT)               11,600            288,550

                                              Motorola, Inc.
                                                (MANUFACTURER OF TELECOMMUNICATION
                                                PRODUCTS AND SEMICONDUCTORS)                 4,200            500,063

                                              Nabors Industries, Inc.*
                                                (LAND DRILLING CONTRACTOR)                   4,600            181,413

                                              Newmont Mining Corp.
                                                (INTERNATIONAL GOLD EXPLORATION
                                                AND MINING COMPANY)                         14,400            337,500

                                              Nextel Communications, Inc.*
                                                (PROVIDER OF TELECOMMUNICATIONS
                                                SERVICES)                                    3,500            383,031

                                              Northrop Grumman Corp.
                                                (MANUFACTURER OF AIRCRAFT,
                                                AIRCRAFT ASSEMBLIES AND ELECTRONIC
                                                SYSTEMS FOR MILITARY AND
                                                COMMERCIAL USE)                              4,400            311,850

                                              Peco Energy Co.
                                                (PROVIDER OF ELECTRIC AND GAS
                                                UTILITY)                                     9,900            412,706

                                              ProLogis Trust (REIT)
                                                (GLOBAL OWNER OF CORPORATE
                                                DISTRIBUTION FACILITIES)                    20,000            393,750

                                              Progressive Corp.
                                                (PROVIDER OF PROPERTY AND CASUALTY
                                                INSURANCE)                                   8,200            536,588

                                              SBC Communications, Inc.
                                                (PROVIDER OF TELECOMMUNICATION
                                                SERVICES)                                   11,300            495,081

                                              Sabre Group Holdings, Inc. "A"
                                                (PROVIDER OF ONLINE TRAVEL
                                                RESERVATION CAPABILITIES)                   12,200            426,238

                                              Sepracor, Inc.*
                                                (DEVELOPER OF ENHANCED FORMS OF
                                                EXISTING PHARMACEUTICALS)                      800             73,600

                                              Sun Microsystems, Inc.*
                                                (MANUFACTURER OF HIGH-PERFORMANCE
                                                WORKSTATIONS, SERVERS AND
                                                SOFTWARE)                                    5,600            514,850

                                              USEC, Inc.
                                                (PROVIDER OF ENRICHED URANIUM
                                                PRODUCTS AND SERVICES)                      21,200             99,375

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


                                                                                     NUMBER OF SHARES        VALUE

                                              USX-US Steel Group, Inc.
                                                (INTEGRATED STEEL PRODUCER)                 10,500        $   263,156

                                              Unicom Corp.
                                                (ELECTRIC UTILITY)                          10,800            429,300

                                              UnumProvident Corp.
                                                (PROVIDER OF GROUP DISABILITY AND
                                                SPECIAL RISK INSURANCE)                     14,500            246,500

                                              Viacom, Inc. "B"*
                                                (DIVERSE ENTERTAINMENT AND
                                                COMMUNICATIONS COMPANY)                      9,800            532,875
                                              ---------------------------------------------------------------------------
                                                                                                           12,250,768
                                              ---------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS

                                              (Cost $26,246,176)                                           29,887,790
                                              ---------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100.0%

                                              (Cost $28,420,176) (a)                                      $32,061,790
                                              ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 *   Non-income producing.

**  Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $28,420,176. At April 30, 2000, the net unrealized appreciation for all securities based on tax cost was $3,641,614. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $5,256,189 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,614,575.

ACRONYM                               NAME
-------                               ----
 ADR                      American Depositary Receipt
REIT                      Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2000 (UNAUDITED)

ASSETS
Investments, at value (cost $28,420,176)                        $32,061,790
---------------------------------------------------------------------------
Cash                                                                  1,868
---------------------------------------------------------------------------
Foreign currency, at value (cost $8,318)                              8,318
---------------------------------------------------------------------------
Receivable for investments sold                                     493,551
---------------------------------------------------------------------------
Dividend receivable                                                  43,761
---------------------------------------------------------------------------
Receivable for Fund shares sold                                     136,451
---------------------------------------------------------------------------
Foreign taxes recoverable                                             8,784
---------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
  contracts                                                           6,712
---------------------------------------------------------------------------
Other assets                                                          9,498
---------------------------------------------------------------------------
TOTAL ASSETS                                                     32,770,733
---------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                    84,429
---------------------------------------------------------------------------
Interest payable                                                      2,166
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                     10,733
---------------------------------------------------------------------------
Unrealized depreciation on forward currency exchange
  contracts                                                             275
---------------------------------------------------------------------------
Organization fees                                                    14,734
---------------------------------------------------------------------------
Accrued management fee                                               20,823
---------------------------------------------------------------------------
Accrued distribution services fee                                    18,051
---------------------------------------------------------------------------
Accrued administrative services fee                                  14,221
---------------------------------------------------------------------------
Other accrued expenses                                               42,781
---------------------------------------------------------------------------
Total liabilities                                                   208,213
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $32,562,520
---------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Accumulated net investment loss                                 $   (50,020)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                       3,641,614
---------------------------------------------------------------------------
Foreign currency related transactions                                (1,838)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                              1,391,708
---------------------------------------------------------------------------
Paid-in-capital                                                  27,581,056
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $32,562,520
---------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($16,567,231 / 1,239,783 shares of capital stock
  outstanding, $.01 par value, 33,333,333 shares authorized)         $13.36
---------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $13.36)             $14.18
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,915,243 /
  988,366 shares of capital stock outstanding, $.01 par
  value, 33,333,333 shares authorized)                               $13.07
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,080,046 /
  235,205 shares of capital stock outstanding, $.01 par
  value, 33,333,334 shares authorized)                               $13.09
---------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $14,794)            $  205,199
--------------------------------------------------------------------------
Interest                                                            63,495
--------------------------------------------------------------------------
Total income                                                       268,694
--------------------------------------------------------------------------
Expenses:
Management fee                                                     143,302
--------------------------------------------------------------------------
Services to shareholders                                            68,974
--------------------------------------------------------------------------
Custodian and accounting fees                                       79,160
--------------------------------------------------------------------------
Distribution services fees                                          49,295
--------------------------------------------------------------------------
Administrative services fees                                        35,728
--------------------------------------------------------------------------
Auditing                                                            23,497
--------------------------------------------------------------------------
Legal                                                                7,232
--------------------------------------------------------------------------
Trustees' fees and expenses                                          5,683
--------------------------------------------------------------------------
Reports to shareholders                                             28,862
--------------------------------------------------------------------------
Registration fees                                                    1,808
--------------------------------------------------------------------------
Amortization of organization expenses                                1,456
--------------------------------------------------------------------------
Other                                                                1,500
--------------------------------------------------------------------------
Total expenses, before expense reductions                          446,497
--------------------------------------------------------------------------
Expense reductions                                                (130,950)
--------------------------------------------------------------------------
Total expenses, after expense reductions                           315,547
--------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (46,853)
--------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      1,531,775
--------------------------------------------------------------------------
Foreign currency related transactions                              (10,813)
--------------------------------------------------------------------------
                                                                 1,520,962
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      1,553,636
--------------------------------------------------------------------------
Foreign currency related transactions                               (2,514)
--------------------------------------------------------------------------
                                                                 1,551,122
--------------------------------------------------------------------------
Net gain (loss) on investment transactions                       3,072,084
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $3,025,231
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                (UNAUDITED)
                                                                 SIX MONTHS                YEAR
                                                                   ENDED                   ENDED
                                                                  APRIL 30              OCTOBER 31
                                                                ------------            -----------
                                                                    2000                   1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $    (46,853)               (20,236)
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                1,520,962                 (6,341)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investment transactions                                         1,551,122              2,089,713
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         3,025,231              2,063,136
---------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains:
  Class A                                                            (34,582)                    --
---------------------------------------------------------------------------------------------------
  Class B                                                            (22,570)                    --
---------------------------------------------------------------------------------------------------
  Class C                                                             (6,731)                    --
---------------------------------------------------------------------------------------------------
                                                                     (63,883)                    --
---------------------------------------------------------------------------------------------------
Fund share transactions
Proceeds from shares sold                                         17,166,938             16,999,322
---------------------------------------------------------------------------------------------------
Reinvestment of distributions                                         61,672                     --
---------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (10,605,098)            (5,624,421)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       6,623,512             11,374,901
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  9,584,860             13,438,037
---------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 22,977,660              9,539,623
---------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated net
investment loss of $50,020 and $3,167, respectively)            $ 32,562,520             22,977,660
---------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                         CLASS A
                                            (UNAUDITED)
                                             SIX MONTHS
                                               ENDED            YEAR ENDED         FOR THE PERIOD ENDED
                                             APRIL 30,          OCTOBER 31,        DECEMBER 31, 1997
                                           --------------   -------------------   (COMMENCEMENT OF OPERATIONS)
                                                2000                1999           TO OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year             $11.88              10.21                      9.50
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                   .02                .03                       .05
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                       1.49               1.64                       .66
--------------------------------------------------------------------------------------------------------------
Total from investment operations                 1.51               1.67                       .71
--------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain
on investment transactions                       (.03)                --                        --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $13.36              11.88                     10.21
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                           12.81*             16.26                      7.47*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in
thousands)                                    $16,567             12,816                     6,112
--------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                   2.71**             3.35                      6.06**
--------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                   1.80**             1.80                      1.80**
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         .07**              .24                       .92**
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       116**               68                        84**
--------------------------------------------------------------------------------------------------------------

                                                                         CLASS B
                                            (UNAUDITED)
                                             SIX MONTHS
                                               ENDED            YEAR ENDED         FOR THE PERIOD ENDED
                                             APRIL 30,          OCTOBER 31,        DECEMBER 31, 1997
                                           --------------   -------------------   (COMMENCEMENT OF OPERATIONS)
                                               2000              1999              TO OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year             $11.67              10.13                      9.50
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                  (.04)              (.07)                       --
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                       1.47               1.61                       .63
--------------------------------------------------------------------------------------------------------------
Total from investment operations                 1.43               1.54                       .63
--------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain
on investment transactions                       (.03)                --                        --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $13.07              11.67                     10.13
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                         12.35*             15.10                      6.63*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in
thousands)                                    $12,915              7,963                     2,695
--------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                   3.61**             4.54                      7.69**
--------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                   2.68**             2.68                      2.68**
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        (.80)**            (.64)                     (.04)**
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       116**               68                        84**
--------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                         CLASS C
                                           (UNAUDITED)                               FOR THE PERIOD ENDED
                                           SIX MONTHS                                DECEMBER 31, 1997
                                             ENDED           YEAR ENDED             (COMMENCEMENT OF OPERATIONS)
                                           APRIL 30, 2000   OCTOBER 31, 1999         TO OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year             $11.69              10.14                      9.50
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                  (.04)              (.07)                       --
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
or investment transactions                       1.47               1.62                       .64
--------------------------------------------------------------------------------------------------------------
Total from investment operations                 1.43               1.55                       .64
--------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain
or investment transactions                       (.03)                --                        --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $13.09              11.69                     10.14
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                         12.33*             15.19                      6.74*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in
thousands)                                     $3,080              2,199                       733
--------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                   3.51**             4.85                      7.66**
--------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                   2.65**             2.65                      2.65**
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        (.78)**            (.61)                      .07**
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       116**               68                        84**
--------------------------------------------------------------------------------------------------------------

 *  Not annualized.

**  Annualized.

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charge.

(c) Total return would have been lower had certain expenses not been waived.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Global Blue Chip Fund (the "Fund") is a
                             diversified series of Kemper Global/International
                             Series, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation. The Fund commenced operations on December 31, 1997.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price or, if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

2
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly management

NOTES TO FINANCIAL STATEMENTS

                             fee of 1/12 of the annual rate of 1.00% of the first $250 million of average daily net assets declining to 0.90% of average daily net assets in excess of $1 billion. The Fund incurred a management fee of $121,486 for the six months ended April 30, 2000, after an expense reduction by Scudder Kemper of $21,816. In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, Scudder Kemper absorbed expenses of $109,134 for the six months ended April 30, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 2000 are $2,411.

                             For services under the distribution services agreement, the Fund pays KDI a fee of 0.75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. The Fund incurred $48,108 of distribution fees for the six months ended April 30, 2000, after an expense reduction by Scudder Kemper of $1,187. Distribution fees and CDSC received by KDI for the six months ended April 30, 2000 are $58,996.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. The Fund incurred an administrative services fee of $692 for the six months ended April 30, 2000, after an expense reduction by Scudder Kemper of $35,036.

                             SHAREHOLDER SERVICE AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $62,577 for the six months ended April 30, 2000.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred $25,002 of accounting fees for the six months ended April 30, 2000.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 2000, the Fund made no payments to its officers and incurred directors' fees of $5,683 to independent directors.

--------------------------------------------------------------------------------

3
     INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $22,420,087

                             Proceeds from sales                      18,374,024

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                        (UNAUDITED)
                                                                     SIX MONTHS ENDED                 PERIOD ENDED
                                                                      APRIL 30, 2000                OCTOBER 31, 1999
                                                                 -------------------------      -------------------------
                                                                  SHARES         AMOUNT          SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                   733,610      $ 9,723,808       815,883        9,298,307
                                       ----------------------------------------------------------------------------------
                                        Class B                   438,455        5,668,190       531,340        5,954,347
                                       ----------------------------------------------------------------------------------
                                        Class C                   136,759        1,774,940       155,491        1,746,668
                                       ----------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                     2,519      $    33,143            --               --
                                       ----------------------------------------------------------------------------------
                                        Class B                     1,697           21,898            --               --
                                       ----------------------------------------------------------------------------------
                                        Class C                       513            6,631            --               --
                                       ----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                  (575,459)     $(7,700,105)     (335,153)      (3,889,732)
                                       ----------------------------------------------------------------------------------
                                        Class B                  (134,389)      (1,739,729)     (114,797)      (1,298,925)
                                       ----------------------------------------------------------------------------------
                                        Class C                   (90,280)      (1,165,264)      (39,505)        (435,764)
                                       ----------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS             $ 6,623,512                    $11,374,901
                                       ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $545, under these arrangements.

--------------------------------------------------------------------------------

6
     COMMITMENTS             As of April 30, 2000 the Fund had entered into the
                             following forward currency exchange contracts resulting in a net unrealized appreciation of $6,437.

                                                                                      NET UNREALIZED
                                        CONTRACTS                        SETTLEMENT   APPRECIATION/
                                        TO DELIVER    IN EXCHANGE FOR       DATE      (DEPRECIATION)
                                       -------------------------------------------------------------
                                       CAD    1,544   USD       1,046    05/01/2000       $    4
                                       EUR  277,717   USD     256,783    05/31/2000        3,721
                                       GBP    8,974   USD      14,196    05/02/2000          265
                                       GBP   79,589   USD     125,791    05/03/2000        2,236
                                       GBP   13,782   USD      21,755    05/04/2000          360
                                       GBP    5,274   USD       8,309    05/05/2000          122
                                       GBP    7,835   USD      12,168    05/08/2000            4
                                       USD   15,460   GBP       9,782    05/03/2000         (275)
                                                                                          ------
                                                                                          $6,437
                                                                                          ======

--------------------------------------------------------------------------------

7
     LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES

TRUSTEES&OFFICERS

DIRECTORS                         OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    ANN M. MCCREARY
Director                          President                         Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA                 WILLIAM F. TRUSCOTT
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                LINDA J. WONDRACK
Director                          JOHN R. HEBBLE                    Vice President
                                  Treasurer
FREDERICK T. KELSEY                                                 MAUREEN E. KANE
Director                          JOYCE E. CORNELL                  Assistant Secretary
                                  Vice President
KATHRYN L. QUIRK                                                    CAROLINE PEARSON
Director and                      DIEGO ESPINOSA                    Assistant Secretary
Vice President                    Vice President
                                                                    BRENDA LYONS
FRED B. RENWICK                   JOAN R. GREGORY                   Assistant Treasurer
Director                          Vice President
JOHN G. WEITHERS                  TARA C. KENNEY
Director                          Vice President
                                  THOMAS W. LITTAUER
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      200 Clarendon Street
                                      Boston, MA 02116
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.kemper.com


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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)